© 2017 Mercury Systems, Inc. Mercury Systems FY18 Investor Day Presentation November 7, 2017 Nasdaq MarketSite New York, NY

2 © 2017 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2018 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2017. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2017 Mercury Systems, Inc. © 2017 Mercury Systems, Inc. Agenda • Strategy & Business Update – Mark Aslett President & CEO • Growth Strategy at Work • Financial Update • Q&A

4 © 2017 Mercury Systems, Inc. …to address the industry's challenges and opportunities Pioneering a next generation defense electronics company… • Operate high-tech commercial business model • Secure sensor and safety critical processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY17 $408.6M revenue; Growth YoY: – 51% revenue – 26% GAAP net income – 64% Adj. EBITDA – 24% backlog • FY18 guidance(1): – $457M - $468M revenue – $37.8M - $40.7M GAAP income – $105.0M - $109.0M Adj. EBITDA (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed for periods not reported.

5 © 2017 Mercury Systems, Inc. Strategy delivering above average growth and profitability Focused on economic core – aerospace and defense electronics Focused on Core Markets Expanded addressable market and moved up value chain High tech R&D investment level for aerospace and defense electronics Built trusted RF, digital and custom microelectronics manufacturing Solution sales and strategic account management Strengthened team, processes, systems and balance sheet Acquired New Capabilities Increased IR&D Spend Trusted Domestic Manufacturing Transformed Go To Market Model Built Scalable M&A Platform 1 2 3 4 5 6 Defense electronics destination employer and acquirer of choice Destination Employer 7

Acquisitions have transformed Mercury into a commercial…

- Acquired capabilities significantly expand addressable market
- Moved up the value chain
- Model facilitates greater customer outsourcing
- Accelerates customer supply chain transformation
- Disintermediate traditional product-level competitors
- Low-risk, content expansion organic growth strategy
- Future M&A opportunities



Aerospace and Defense Electronic Subsystem
MISSION PROCESSING
MISSION PROCESSING
SENSOR PROCESSING
SENSOR PROCESSING
DIGITIZATION
DIGITIZATION
RF
RF
RF
RF
RF
RF
SECURE STORAGE
SECURE STORAGE
CAUTION

…provider of secure sensor and safety-critical processing subsystems

* Represents carve-out acquisition from Microsemi Corp.

© 2017 Mercury Systems, Inc.

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Mercury has expanded its reach vertically and horizontally


Defense Platform Value Chain
Radar Processing
RF & Electronic Warfare
C4I
Systems Integration
Prime
F-16
MALD-J
F-35
Mission / Integrated Systems
Tier 1
Radar
EW Payload
Glass cockpit
Integrated Subsystems
Tier 2
Antenna Array
RF Seeker
Flight Management System
Standalone Subsystems
Radar Processor
EW Jammer
C2 / Mission Computer
Modules
Tier 3
DSP Processor
EW Transceiver
Single Board Computer
Components
Device
Integrated RF Assembly
Trusted Device
Acquisitions supporting offering expansion:
MERCURY Computer Systems, Inc.
KOR
LNX
MICRONETICS
(1)
ces

Source: RSAdvisors research & analysis.
(1) Represents carve-out acquisition from Microsemi Corp.

© 2017 Mercury Systems, Inc.

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We are deployed on 300+ programs with 25+ Primes


Aerospace & Defense Platform and Systems Electronics Content
C4I
Sensor & Effector Mission Systems
P-8 MMA
F-35
AH-64 Apache
KC-46
A330 MRTT
F-16
Reaper/Gorgon Stare
Triton
Patriot
Aegis
F-15
C-130
Global Hawk
Badger/Buzzard
SEWIP
SDB II
PGK
MALD-J
Paveway
SM2/3/6

SNC Sierra Nevada Corporation
Raytheon
Northrop Grumman
BAE Systems
Airbus
Lockheed Martin
L3 communications
General Atomics
Boeing
Harris

© 2017 Mercury Systems, Inc.

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9 © 2017 Mercury Systems, Inc. Five major trends shaping the defense industry Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain issues; MilPer expense growth, aging military platforms’ O&M costs rising Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, ISIS, North Korean threat, Middle East instability Innovation Challenges: Increasing headcount but recruitment challenges and aging workforce; Relatively low IR&D requires focused investment and greater outsourcing Defense Procurement Reform: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending

10 © 2017 Mercury Systems, Inc. Consensus is emerging between Administration, Congress... …and DoD on need for increased defense spending Topline Base Authorization Budget vs. BCA Caps (Discretionary BA, Current $B) Notes: Budget and BCA Caps represent the 051 account (DoD) Sources: CBO, CRS, OMB, DoD Green Book, House FY18 Concurrent Budget Resolution, RSAdvisors research & analysis 564 581 606 574 587 599 612 490 500 513 525 537 551 564 597 626 656 688 639 HASC - 667 SASC - 671 HAC-D - 658 496 522 526 $450 $500 $550 $600 $650 $700 2015 2016 2017 2018 2019 2020 2021 Actual topline (base + OCO) Administration 2018 base request Budget Control Act 2011 base FY18 House Budget Resolution (base + OCO) Administration 2018 base + OCO Bipartisan Budget Agreement 2015 base

11 © 2017 Mercury Systems, Inc. Mercury’s vision is to be the… Leading commercial provider of secure sensor and safety- critical processing subsystems

Business model built for speed, innovation and affordability…



Traditional COTS Product Integration
INTEGRATION
Classified Prime/Gov't IP
Proprietary Middleware
Operating System
Vendor A COTS
Vendor B COTS
Vendor C COTS
36+ months Time to Market
Government
Less Risk
Less Cost
Less Time
Mercury Pre-integrated Subsystem
Classified Prime/Gov't IP
Application-Ready Software Toolkit
Open Middleware
System Security
RF
Digital
Processing
12 months Time to Market
Primes

…as customers seek outsourced pre-integrated subsystems

© 2017 Mercury Systems, Inc.

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13 © 2017 Mercury Systems, Inc. Only high-tech commercial company with the technology… ...and domain expertise for secure sensor and safety-critical processing SPEED SWaP SOFTWARE SECURITY SAFETY Secure Sensor and Safety-Critical Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE Highest Safety Design Assurance Levels (DAL) Highest Performance Processing & RFM Best Size, Weight & Power with State-of-the-Art Cooling Technology Industry-leading Embedded Security Open Software for Low Risk Integration and Investment Protection

From secure Teraflop processing modules and RF subassemblies…



Secure C2
Blade Servers
Secure C2
Rackmount Servers
Secure
Sensor Processing
Subsystems
Safety-certified
Mission and Platform
Management Subsystems
Trusted
Devices
Miniature RF
Transceivers
Certified Secure,
Solid-state Storage
Integrated
Microwave Assemblies
RF & Microwave
MOSA Building Blocks
RF and EW
Subsystems

…to secure sensor and safety-critical processing subsystems

© 2017 Mercury Systems, Inc.

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15 © 2017 Mercury Systems, Inc. Mercury’s capabilities and drivers of growth are aligned… Sensor and C4I modernization and new platforms Weapon systems readiness and modernization Defense Prime contractors outsourcing more Defense Primes’ flight to quality suppliers Defense Primes and government delayering supply chains Foreign military and international sales increasing …to DoD investment priorities and overall A&D industry trends

The A&D electronics systems market has two major segments: C4I and sensor systems

	Aerospace & Defense Platform and Systems Electronics Content							
	C4I			Sensor & Effector Mission Systems				
	Platform & Mission Mgmt	C2I	Comms	EW	Radar	EO/IR	Acoustics	Weapons
								
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro-Optical/ Infrared***	***Acoustics***	***Missiles/ Munitions***
Definition	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
2018 Market ($B)	**$26.3B** 2.3% '18-22 CAGR	**$29.3B** 3.3% '18-22 CAGR	**$12.5B** 3.0% '18-22 CAGR	**$8.1B** 5.0% '18-22 CAGR	**$8.0B** 4.4% '18-22 CAGR	**$9.3B** 2.2% '18-22 CAGR	**$3.6B** 6.1% '18-22 CAGR	**$5.6B** 4.2% '18-22 CAGR
2018 Tier 2* Market ($B)	**$6.8B** 3.5% '18-22 CAGR	**$6.2B** 4.9% '18-22 CAGR	**$4.7B** 4.5% '18-22 CAGR	**$4.3B** 6.1% '18-22 CAGR	**$4.2B** 5.5% '18-22 CAGR	**$2.4B** 3.5% '18-22 CAGR	**$1.1B** 7.3% '18-22 CAGR	**$2.6B** 5.3% '18-22 CAGR

Notes:
*Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets
Sources: RSAdvisors research & analysis

© 2017 Mercury Systems, Inc.

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21 © 2017 Mercury Systems, Inc. Revenue growth rates by domestic and international / FMS Int’l and FMS revenue growth accelerating given our program mix 13% International & FMS FY13 - FY17 CAGR 24% 16% total Last Twelve Months 22% Domestic FY13 - FY17 CAGR 47% 84% total Last Twelve Months Notes: Estimated revenue growth for last twelve months ending September 30, 2017 vs. last twelve months ending September 30, 2016. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. Percent of total may not equal 100% due to other non-categorized revenue.

22 © 2017 Mercury Systems, Inc. Revenue growth rates by major market segment We are growing significantly above market and taking share Notes: Estimated revenue growth for last twelve months ending September 30, 2017 vs. last twelve months ending September 30, 2016. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. Percent of total may not equal 100% due to other non-categorized revenue. C4I revenue 2 year CAGR due to recent market entry. C4I 395% FY15 - FY17 CAGR >5x 10% total Last Twelve Months Sensor & Effector Mission Systems 18% FY13 - FY17 CAGR 25% 69% total Last Twelve Months

23 © 2017 Mercury Systems, Inc. >5x 10% total Revenue growth rates by sub market segment We are growing significantly above market and taking share 5% 35% total 20% Radar Last Twelve Months FY13 - FY17 CAGR 42% 27% total 20% EW Last Twelve Months FY13 - FY17 CAGR >9x 5% total >27x Weapons Last Twelve Months FY15 - FY17 CAGR 395% C4I FY15 - FY17 CAGR Last Twelve Months Notes: Estimated revenue growth for last twelve months ending September 30, 2017 vs. last twelve months ending September 30, 2016. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. Percent of total may not equal 100% due to other non-categorized revenue. C4I and weapons revenue 2 year CAGR due to recent market entry.

24 © 2017 Mercury Systems, Inc. Revenue growth rates by tier Integrated subsystems revenue growth is a proxy for outsourcing Transforming components and modules into integrated subsystems 165% COMPONENTS 28% total Last Twelve Months 41% total MODULES & SUBASSEMBLIES 27% Last Twelve Months 32% total 15% INTEGRATED SUBSYSTEMS Last Twelve Months Notes: Estimated revenue growth for last twelve months ending September 30, 2017 vs. last twelve months ending September 30, 2016. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. Percent of total may not equal 100% due to other non-categorized revenue.

25 © 2017 Mercury Systems, Inc. …which in turn is driving strong results Acquisitions and investments driving significant opportunity growth… • Total potential value grew >3x to $4.9B in 5 years • Significant EW, C4I, weapons opportunity pipeline • Acquisitions brought new programs and capabilities • Larger, more diversified, program base reduces risk • Content expansion driving above average growth • Outsourced integrated subsystems 45% of top 30 program estimated life value Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 2,111 1,593 2,798 714 939 1,039 378 0 1,000 2,000 3,000 4,000 5,000 6,000 FY13 FY13-FY18 Increase FY18 Top 30 Programs & Pursuits Estimated Lifetime Value ($M) Radar EW C4I Weapons Other 4,909 Probable Possible Total Pipeline 3,316 Pursuit 2,230 Won 2,679

26 © 2017 Mercury Systems, Inc. We have executed on a disciplined and focused M&A strategy Aerospace & Defense Platform and Systems Electronics Content C4I Sensor & Effector Mission Systems Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Avionics / Vetronics Command & Control / Battle Management Dedicated Communications Electronic Warfare Radar Electro-Optical/ Infrared Acoustics Missiles/ Munitions D e fi n itio n Control & operation of platform & mission systems Processing & exploitation of information Dissemination of information Offensive / defensive exploitation of EM spectrum Use of RF signal to detect, track, ID Thermo-graphic camera with video output Sound pulses to determine object location Seekers, HEL, HPM Naval Launched Air Launched 201 8 M ar ke t ($ B ) $26.3B 2.3% ‘18-22 CAGR $29.3B 3.3% ‘18-22 CAGR $12.5B 3.0% ‘18-22 CAGR $8.1B 5.0% ‘18-22 CAGR $8.0B 4.4% ‘18-22 CAGR $9.3B 2.2% ‘18-22 CAGR $3.6B 6.1% ‘18-22 CAGR $5.6B 4.2% ‘18-22 CAGR 201 8 T ie r 2* M ar ke t ($B ) $6.8B 3.5% ‘18-22 CAGR $6.2B 4.9% ‘18-22 CAGR $4.7B 4.5% ‘18-22 CAGR $4.3B 6.1% ‘18-22 CAGR $4.2B 5.5% ‘18-22 CAGR $2.4B 3.5% ‘18-22 CAGR $1.1B 7.3% ‘18-22 CAGR $2.6B 5.3% ‘18-22 CAGR (1) (1) Notes: *Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis (1) Represents carve-out acquisition from Microsemi Corp.

We actively develop potential acquisition targets across all channels

~$400mm of capital deployed in ~24 months

	LNX	KOR Electronics	Micronetics	[logo]	Microsemi*	ces	Delta Microwave	RTL
Acquisition Close Date	Jan 2011	Dec 2011	Aug 2012	Dec 2015	May 2016	Nov 2016	Apr 2017	Jul 2017
Size	$31mm	$70mm	$75mm	$10mm	$300mm	$39mm	$40.5mm	Not Reported
Strong Strategic Rationale	✔	✔	✔	✔	✔	✔	✔	✔
Expand Addressable Market	✔	✔	✔	✔	✔	✔	✔	✔
Revenue & Cost Synergies	✔	✔	✔	✔	✔	✔	✔	✔
Accretive in Short Term	✔	✔	✔	✔	✔	✔	✔	✔
Seller	Founder	Private Equity	Public	Founder	Corporate Carve-out	Private Equity	Founder	Founder
Sourcing	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated	Proprietary Negotiated	Proprietary Negotiated	Targeted Auction	Proprietary Negotiated

Disciplined Approach to M&A

Learn Market → Add Capabilities → Scale Business → Leverage Channel → Maintain Conservative Balance Sheet

* Represents carve-out acquisition from Microsemi Corp.

© 2017 Mercury Systems, Inc.

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Glassdoor current employee ratings

Validates Mercury's destination employer and acquirer of choice status

	Mercury Systems	Glass Door Average	Proxy Peer Group(1)	Tier 2 Defense Company Index(2)
Overall Rating	4.3	3.2	3.6	3.4
Culture & Values	4.2	3.2	3.6	3.2
Work-Life Balance	3.7	3.3	3.6	3.4
Senior Management	4.2	2.9	3.2	3.0
Compensation & Benefits	4.0	3.2	3.6	3.4
Career Opportunities	4.1	3.0	3.3	3.2
Recommend to Friend	87%	58%	67%	63%
CEO Approval	96%	69%	79%	71%
Positive Business Outlook	89%	39%	57%	53%

(1) **PROXY PEER GROUP**: ADTRAN, Inc., AeroVironment, Inc., Analogic Corp., Astronics Corp., Brooks Automation, Inc., CalAmp Corp., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., Digi International, Inc., Ducommun, Inc., Gigamon, Inc., Infinera Corp., InvenSense, Inc., iRobot Corp., Ixia, Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., Progress Software Corp., Qualys, Inc., Ruckus Wireless, Inc., ShoreTel, Inc., Sonus Networks, Inc., Sparton Corp., Vicor Corp.

(2) **TIER 2 DEFENSE INDEX**: AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BXW Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Esterline Technologies, Elbit Systems, FireEye, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Communications, MDA, Mercury Systems, MOOG, Orbital ATK, Oshkosh Truck, OSI Systems, Rockwell Collins, Sparton, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat Inc, VSE Corporation, Woodward Aerospace.

Source: Glass Door, Inc., October 27, 1017

© 2017 Mercury Systems, Inc.

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29 © 2017 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity = captive Prime outsourcing • Above industry-average growth and profitability • Business platform built to grow and scale through future acquisitions

30 © 2017 Mercury Systems, Inc. © 2017 Mercury Systems, Inc. Agenda • Strategy & Business Update • Growth Strategy at Work – Didier Thibaud Executive Vice President & COO • Financial Update • Q&A

Growth strategy driving program content and market expansion

	Aerospace & Defense Platform and Systems Electronics Content							
	C4I			Sensor & Effector Mission Systems				
	Platform & Mission Mgmt	C2I	Comms	EW	Radar	EO/IR	Acoustics	Weapons
								
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro-Optical/ Infrared***	***Acoustics***	***Missiles/ Munitions***
Definition	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
Example	Platform Management Computer	Platform Combat Systems, ISR, PNT	Tactical Radio, Data Link, SATCOM	EA, ECM, EP, ES SIGINT	Tactical & Strategic Multifunction Radar, SAR, ATC	FMV, WAMI, EO/IR CM	Sonar	
Programs	KC-46 A330 MRTT H225	F-35 P-8	Predator Reaper NMT FAB-T	SEWIP B2, B3 SSEE DEWS, AIDEWS EPAWSS	F-16 SABR SPY-1 F-35 LRDR Patriot RDP Global Hawk	Gorgon Stare		SDB-II PGK Paveway ESSM AMRAAM

Notes:
*Tier 2 includes Embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets
Sources: RSAdvisors research & analysis

© 2017 Mercury Systems, Inc.

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Naval surface fleet growth strategy in action

- Radar:
  - Aegis FMS
  - Aegis processing refresh
- Electronic warfare (EW):
  - SEWIP Block 2
  - SEWIP LIMA
  - SEWIP Block 3
- Signals intelligence:
  - SSEE
- Communications:
  - Navy Multiband Terminal
  - IFF interrogators



Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
IFF
SIGINT
SAT-COM
P
RADAR PROCESSING
ATC
AIR TRAFFIC CONTROL
BMD
BALLISTIC MISSILE DEFENSE

Shipborne opportunities continue to drive growth

© 2017 Mercury Systems, Inc.
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Naval surface fleet growth strategy in action

Future market and content expansion in sensor and platform management systems

- Radar:
  - Aegis FMS
  - Aegis processing refresh
  - Aegis RF content expansion
- Electronic warfare (EW):
  - SEWIP Block 2
  - SEWIP LIMA
  - SEWIP Block 3
- Signals intelligence:
  - SSEE
- Communications:
  - Navy Multiband Terminal
  - IFF interrogators
- C2I



Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
P
RADAR PROCESSING
ATC
AIR TRAFFIC CONTROL
BMD
BALLISTIC MISSILE DEFENSE
M
MISSION COMPUTING
IFF
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
SIGINT
SAT-COM
TURRET & FC
RADIO COM
BM
BATTLE MANAGEMENT
NETWORK
STORAGE

Total potential Naval surface fleet value from $507M to $1.2B

Note: Potential value reflects Probable to Possible lifetime values on this platform out of the top 30 programs and pursuits. Probable and Possible values are as of the beginning of the referenced fiscal year. Refer to Appendix for definitions of "Probable" and "Possible". Numbers are rounded.

© 2017 Mercury Systems, Inc.

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34 © 2017 Mercury Systems, Inc. Missile defense opportunities continue to drive growth Missile defense growth strategy in action • Ground mobile Radar: – Patriot missile defense Radar processing FMS – C2I: • Patriot fire control • Ground fixed Radar: – Aegis Ashore ballistic missile defense Radar processing – Large AESA ground Radar processing RADAR PROCESSING C2 C4I - Future Expansion Sensor/Effector - Designed In Sensor/Effector - Future Expansion C4I - Designed In

Missile defense growth strategy in action

Recent acquisitions expand addressable market

- Ground mobile Radar:
  - Patriot missile defense Radar processing FMS
  - C2I:
    - Patriot fire control
  - New opportunities:
    - THAAD FMS
    - Next Generation LTAMD
    - G/ATOR
    - Sentinel
- Ground fixed Radar:
  - Aegis Ashore ballistic missile defense Radar processing
  - Large AESA ground Radar processing
  - RF antenna content expansion
- C4I expansion



Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
ANTENNA
COMMS
C2
C2
P
RADAR PROCESSING
BM
BATTLE MANAGEMENT
M
MISSION COMPUTING

New opportunities and capabilities driving up to $225M potential

Note: Potential value reflects Probable to Possible lifetime values on this platform out of the top 30 programs and pursuits. Probable and Possible values are as of the beginning of the referenced fiscal year. Refer to Appendix for definitions of "Probable" and "Possible". Numbers are rounded.

© 2017 Mercury Systems, Inc.

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Manned airborne growth strategy in action

Leadership in Radar and EW, growing in platform management and mission systems

- Radar processing:
  - F-15, F-16, F-18, F-22, F-35, B1, P-8, E2-D, AWACS
- Electronic warfare:
  - Fighter: DEWS, EPAWSS
  - Helicopter: SIRFC
  - Pod: Badger & Buzzard
- Platform Management:
  - Boeing KC-46
  - Airbus Tanker
- C3I:
  - Sat Com pod
  - Airbus H225



Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
AIRBORNE SURVEILLANCE
P
RADAR PROCESSING
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
STORAGE
NETWORK
SAT-COM

Leadership in sensor systems driving growth

© 2017 Mercury Systems, Inc.

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Manned airborne growth strategy in action

Future market and content expansion in mission computing and platform management

- Radar processing:
  - F-15, F-16, F-18, F-22, F-35, B1, P-8, E2-D, AWACS
- Electronic warfare:
  - Fighter: DEWS, EPAWSS
  - Helicopter: SIRFC, AOEW
  - Pod: Badger & Buzzard
- EO/IR new opportunities
- Platform Management:
  - Boeing KC-46
  - Airbus Tanker
- C3I:
  - Sat Com pod
  - Airbus H225



Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
DISPLAY
AIRBORNE SURVEILLANCE
FLIGHT CONTROL
MISSION COMPUTING
RADAR PROCESSING
BATTLE MANAGEMENT
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
STORAGE
NETWORK
SAT-COM
RADIO COM
SIGINT

Market expansion driving growth from $1.2B to $2.9B

Note: Potential value reflects Probable to Possible lifetime values on this platform out of the top 30 programs and pursuits. Probable and Possible values are as of the beginning of the referenced fiscal year. Refer to Appendix for definitions of "Probable" and "Possible". Numbers are rounded.

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Unmanned airborne growth strategy in action

Leadership in Radar and WAMI processing

- Radar processing:
  - Predator, Reaper, Global Hawk, Triton
- Wide Area Motion Imagery:
  - Gorgon Stare
- C3I:
  - Communications



Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
RADAR PROCESSING
WAMI
SAT-COM
GROUND STATION

New capabilities opening broad range of opportunities

© 2017 Mercury Systems, Inc.
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Unnamed airborne growth strategy in action

Recent and past acquisitions provide opportunities for future expansion

- Radar processing:
  - Predator, Reaper, Global Hawk, Triton
- Wide Area Motion Imagery:
  - Gorgon Stare
- C3I:
  - Communications
  - Mission computing
  - Networking
- Electronic warfare:
  - SIGINT
  - EA/EP/ECM
- Platform management:
  - Flight controls
  - Storage systems



Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
FMV
C2
AIRBORNE SURVEILLANCE
M
MISSION COMPUTING
P
RADAR PROCESSING
RADIO COM
WAMI
NETWORK
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
STORAGE
FLIGHT CONTROL
SAT-COM
SIGINT
GROUND SURVEILLANCE
GROUND STATION

New capabilities opening opportunities up to $222M

Note: Potential value reflects Probable to Possible lifetime values on this platform out of the top 30 programs and pursuits. Probable and Possible values are as of the beginning of the referenced fiscal year. Refer to Appendix for definitions of "Probable" and "Possible". Numbers are rounded.

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Market expansion to weapon systems

- PGK – Precision Guidance Kit for large caliber traditional munitions
- Paveway – Laser-guided bomb
- SDB II – Next-generation Small Diameter Bomb
- MALD – Miniature Air Launched Decoy
- Opportunities: AMRAAM, MHTK, Hellfire, ESSM


Sensor/Effector - Designed In
Sensor/Effector - Future Expansion
C4I - Designed In
C4I - Future Expansion
SEEKER
ECM
JAMMER
NAVIGATION
M
MISSION COMPUTING

Market expansion driving growth from $189M to $378M

© 2017 Mercury Systems, Inc.

Note: Potential value reflects Probable to Possible lifetime values on this platform out of the top 30 programs and pursuits. Probable and Possible values are as of the beginning of the referenced fiscal year. Refer to Appendix for definitions of "Probable" and "Possible". Numbers are rounded.

40

41 © 2017 Mercury Systems, Inc. • Designed in on well-funded, long-standing programs of record • Aligned with DoD strategy and in growing areas of the budget • Leveraging long-standing relationships with key strategic accounts • Driving content and market expansion through acquisitions • Technologies and product portfolio enabling growth • State-of-the-art trusted manufacturing Market and content expansion strategy driving growth Total program potential value increased 3x to $4.9B in 5 years

42 © 2017 Mercury Systems, Inc. © 2017 Mercury Systems, Inc. Agenda • Strategy & Business Update • Growth Strategy at Work • Financial Update – Gerry Haines Executive Vice President & CFO • Q&A

43 © 2017 Mercury Systems, Inc. The evolution of Mercury Systems 111% Share price $24.57 $51.88 152% Market Capitalization $992 $2,496 124% Enterprise Value $1,102 $2,470 43% Revenue(1) $299 $427 58% Adj. EBITDA(1) $64 $101 30% Adj. EPS(1) $0.99 $1.29 V al u ati o n Ope ra ti o n al In millions, except percentage and per share data. Notes: (1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. (2) As of Sept 30, 2016, share data from 2016 10-Q. (3) As of Sept 30, 2017, share data from the Company’s earnings release dated October 24, 2017. Sept 30, 2017(3) Sept 30, 2016 (2) % Increase / (Decrease)

44 © 2017 Mercury Systems, Inc. 1,091 Mercury’s financial profile puts it in a unique category ALL NYSE AND NASDAQ COMPANIES WITH MARKET CAPITALIZATION BETWEEN $750mm - $3bn LTM based on most recently reported quarters 6 Companies 101 Companies 315 Companies EBITDA Margin >20% Revenue CAGR >10% 4-Year Companies Revenue Growth >25% 24% Adj. EBITDA LTM 21% 4-Year CAGR 43% LTM Notes: • Mercury figures based on information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. • Source: FactSet; market data for most recently reported quarters as of October 31, 2017. • Financials represent reported results and are not adjusted for acquisitions or divestitures. • NASDAQ companies represent those that are U.S. listed.

45 © 2017 Mercury Systems, Inc. Strong revenue growth and operating leverage… …yielded dramatic growth in adjusted EBITDA Notes: (1) Fiscal years ended June 30; FY13-17 figures are as reported in the Company’s Form 10-Ks. (2) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. 194 209 235 270 409 299 427 5% $9.9M 11% $23.5M 19% $44.4M 21% $57.3M 21% $63.7M 24% $100.7M 23% $93.9M 0% 10% 20% 30% 40% 0 50 100 150 200 250 300 350 400 450 FY13 FY14 FY15 FY16 FY17 LTM Q1 FY17 LTM Q1 FY18 Revenue to Adjusted EBITDA trends Mercury Revenue ($M) Mercury Adj EBITDA (%, $M)

46 © 2017 Mercury Systems, Inc. 109 144 166 239 291 27 30 41 49 66 136 174 208 288 357 0 50 100 150 200 250 300 350 400 FY13 FY14 FY15 FY16 FY17 Mercury Ending Backlog ($M) 12-Month Ending Backlog > 12-Month Backlog Fwd Revenue Coverage Ratio⁽¹⁾ 63% 68% 63% (Est.) 50% 64% FY13-FY17 backlog CAGR of 27%... …strong backlog and revenue coverage exiting FY17 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months revenue based on initial revenue guidance (or midpoint of range) issued for subsequent year.

47 © 2017 Mercury Systems, Inc. Strong performance last full fiscal year 51% revenue and 64% adjusted EBITDA growth YoY Notes: (1) Fiscal years ended June 30; FY16-17 figures are as reported in the Company’s Form 10-Ks. (2) Non-GAAP, see reconciliation table. In millions, except percentage and per share data FY16⁽¹⁾ FY17⁽¹⁾ Change Backlog $287.7 $357.0 24% Revenue $270.2 $408.6 51% Gross Margin 47% 47% - Operating Expenses $103.6 $154.1 48.7% GAAP Income $19.7 $24.9 26% GAAP EPS $0.56 $0.58 4% Weighted-average diluted shares outstanding 35.1 43.0 23% Adjusted EPS(2) $0.96 $1.15 20% Adj. EBITDA(2) $57.3 $93.9 64%

48 © 2017 Mercury Systems, Inc. Strong performance continues into FY18 LTM Q1 ’18 vs. LTM Q1 ‘17 43% Revenue $427M 58% Adj. EBITDA $101M 88% Net Income $39M Notes: Revenue growth for last twelve months ending September 30, 2017 vs. last twelve months ending September 30, 2016. LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. Numbers are rounded. 22% Backlog $361M 39% Bookings $455M

49 © 2017 Mercury Systems, Inc. Market expansion strategy is working well • Continued growth in core markets • Expansion into adjacent markets • Additional capabilities drive content expansion • Broader program and customer base • Vastly larger addressable market • Consistently driving above market growth rates • 4 year revenue CAGR 20% 14 Programs Radar 72 37% EW 53 27% C4I 14 7% Other 55 28% 194 409 79 55 19 14 48 0 50 100 150 200 250 300 350 400 450 500 FY13 FY13-FY17 Increase FY17 Revenue and Growth by Market ($M) Radar EW C4I Weapons Other 214 Radar 150 37% EW 106 26% C4I 33 8% Weapons 15 3% Other 104 26% Note: Pie chart numbers are rounded

50 © 2017 Mercury Systems, Inc. FY18 annual guidance In millions, except percentage and per share data FY17(1) FY18(2) Change Revenue $409 $457 - $468 12% - 15% Gross Margin 46.9% 46.8% - 47.3% (.1pt) - .4pts Operating Expenses $154.1 $167.7 - $171.2 9% - 11% GAAP Income $24.9 $37.8 - $40.7 52% - 64% GAAP EPS $0.58 $0.79 - $0.85 37%- 48% Weighted-average diluted shares outstanding 43.0 47.7 Adjusted EPS(3) $1.15 $1.29 - $1.35 12% - 17% Adj. EBITDA(3) $93.9 $105 - $109 12% - 16% Notes: (1) FY17 figures are as reported in the Company’s Form 10-K. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses, an effective tax rate of approximately 35% in the period discussed for periods not reported, gross margin of 46.8%-47.3%, and operating expenses of $167.7-$171.2 million. (3) Non-GAAP, see reconciliation table.

51 © 2017 Mercury Systems, Inc. Achieving target business model Notes: (1) FY16 and FY17 figures are as reported in the Company’s Form 10-K. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses, an effective tax rate of approximately 35% in the period discussed for periods not reported, and gross margin of 47%. (3) Non-GAAP, see reconciliation table. FY16(1) FY17(1) FY18(2) Revenue 100% 100% 100% 100% Gross Margin 47% 47% 47% 45-50% SG&A 20% 19% 16-18% R&D 13% 13% 11-13% Amortization 3% 5% 5% 4-5% GAAP Income 7% 6% 8-9% NA Adj. EBITDA(3) 21% 23% 23% 22-26% Target Business Model

52 © 2017 Mercury Systems, Inc. Guidance: Strong performance track record Q1 Q2 Q3 Q4 Reported Guidance Reported Guidance Reported Guidance Reported Guidance 2013 Revenue ($M) 49.4 51.0 - 57.0 49.8 43.0 - 49.0 54.1 44.0 - 50.0 55.4 48.0 - 54.0 EPS ($) (0.24) (0.05) - 0.00 (0.16) (0.24) - (0.17) $0.03 (0.08) - (0.02) (0.07) (0.13) - (0.07) 2014 Revenue ($M) 53.9 48.0 - 54.0 53.1 48.0 - 54.0 55.5 50.0 - 56.0 53.7 52.0 - 56.0 EPS ($) (0.07) (0.14) - (0.08) (0.03) (0.12) - (0.06) (0.02) (0.15) - (0.09) (0.02) (0.10) - (0.04) 2015 Revenue ($M) 54.1 50.0 - 55.0 57.1 54.0 - 58.0 59.6 56.0 - 60.0 64.1 62.0 - 64.0 EPS ($) 0.02 (0.06) - (0.01) 0.09 0.01 - 0.05 0.14 0.10 - 0.14 0.18 0.10 - 0.13 2016 Revenue ($M) 58.4 54.0 - 59.0 60.4 58.0 - 61.0 65.9 63.0 - 67.0 85.4 65.5 - 68.5 EPS ($) 0.08⁽¹⁾ 0.05 - 0.08 0.23⁽²⁾ 0.15 - 0.18⁽²⁾ 0.25 0.19 - 0.22 0.29 0.20 - 0.22 2017 Revenue ($M) 87.6 82.0 - 87.0 98.0 91.0 - 95.0 107.3 103.0 - 107.0 115.6 112.0 - 116.0 EPS ($) 0.22 0.19 - 0.23 0.30 0.22 - 0.27 0.29 0.29 - 0.32 0.32 0.26 - 0.29 2018 Revenue ($M) 106.1 102.0 - 107.0 112.5 - 116.5 EPS ($) 0.37 0.24 - 0.26 0.28 - 0.30 Notes: (1) Q1 FY16 was adjusted for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was $0.9M, $0.9M and $0.02 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively. (2) In Q2 FY16, the company changed the guidance from GAAP EPS to Adjusted EPS.

53 © 2017 Mercury Systems, Inc. Conservative balance sheet Zero debt, $400M revolving credit facility, universal shelf for future investments FY16 FY17 Q1 FY18 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 81.7 41.6 26.1 Accounts receivable, net 95.9 113.7 121.5 Inventory, net 58.3 81.1 93.3 PP&E, net 28.3 51.6 51.6 Goodwill and intangibles, net 460.7 509.9 510.7 Other 11.6 17.8 19.4 TOTAL ASSETS 736.5 815.7 822.6 LIABILITIES AND S/E AP and other liabilities 71.2 90.3 88.3 Debt 192.3 0.0 0.0 Total liabilities 263.5 90.3 88.3 Stockholders' equity 473.0 725.4 734.3 TOTAL LIABILITIES AND S/E 736.5 815.7 822.6

54 © 2017 Mercury Systems, Inc. • Improving defense environment; fast-moving streams enhance opportunities • Acquisitions have transformed top and bottom lines • Broader base of larger, more diversified programs • Record backlog enhances forward visibility, facilitates operational execution • Sustained growth & profitability – above industry averages • Strong financial position supports organic growth and future M&A Poised for continued, profitable growth

© 2017 Mercury Systems, Inc. Appendix

Management team

Demonstrated track record of double-digit defense revenue growth and improved profitability

Since 2007, Mercury management has successfully grown the Company's defense business, returned the Company to profitability, acquired and integrated several companies, and positioned Mercury as a leading pure-play defense electronics company.



Mark Aslett

President, Chief Executive Officer and Director

- Mark joined Mercury in 2007 as President and CEO
- In-depth experience that spans the technology industry, across a variety of markets including telecommunications, data networking, security, defense and life sciences
- Prior to joining Mercury, Mark was President and Chief Executive Officer of Enterasys Networks and held various positions with Marconi plc and its affiliated companies



Didier Thibaud

Executive Vice President, Chief Operating Officer

- Didier joined Mercury in 1995 and serves as EVP and COO. Prior positions include President of MCE, as well as managing the Company's Advanced Computing Solutions group and heading international subsidiaries
- Before joining Mercury, Didier was Technical Director and Account Manager for Horizon Technologies, where he specialized in the development of Services and System Integrations for European Defense and Commercial businesses



Gerry Haines

Executive Vice President, Chief Financial Officer and Treasurer

- Gerry joined Mercury in 2010 and is responsible for Mercury's financial and treasury functions, as well as the Company's compliance and risk management functions
- Executive experience spanning defense, high-tech, biotech, alternative energy and manufacturing
- Prior to joining Mercury, Gerry was Executive Vice President at Verenium Corporation and held various positions with Enterasys Networks, Cabletron Systems, and Applied Extrusion Technologies



Michael Ruppert

Executive Vice President, Strategy and Corporate Development

- Michael joined Mercury in 2015 and is responsible for corporate development activities, including strategy, planning and mergers and acquisitions
- Fifteen years of investment banking experience spanning mergers and acquisitions, capital formation, strategy development and execution in aerospace and defense markets
- Prior to joining Mercury, Michael was Co-Founder and Managing Partner of RSPartners, LLC and has held various positions with UBS Securities, Lehman Brothers and Lazard



Chris Cambria

Executive Vice President, General Counsel and Secretary

- Chris joined Mercury in 2016 and is responsible for the direction and management of Mercury's legal affairs, including support for mergers and acquisitions, corporate finance transactions and its security program
- More than 30 years' experience providing strategic oversight of legal and regulatory matters, managing major acquisition transactions and serving as a key advisor in rapidly growing business environments
- Prior to joining Mercury, Chris has served as Vice President, General Counsel, and Secretary of Aerojet Rocketdyne Holdings, Inc., and Senior Vice President and General Counsel at L-3 Communications Corp

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57 © 2017 Mercury Systems, Inc. Strong LTM performance 43% revenue and 58% adjusted EBITDA growth YoY Notes: (1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or most recent earnings release. (2) Non-GAAP, see reconciliation table. In millions, except percentage and per share data LTM Q1 FY17⁽¹⁾ LTM Q1 FY18⁽¹⁾ Change Backlog $296.4 $360.7 22% Revenue $299.4 $427.0 43% Gross Margin 46.3% 47.5% 1 pt Operating Expenses $114.2 $158.7 39% GAAP Income $20.7 $39.0 88% GAAP EPS $0.57 $0.85 51% Adjusted EPS(2) $0.99 $1.29 30% Adj. EBITDA(2) $63.7 $100.7 58%

FY18 guidance (as of October 24th)

In millions, except percentage and per share data	FY17	FY18[1]	YoY Change
	Actual	Est. Range	
Revenue	$409	$457 - $468	12% - 15%
GAAP Income	$24.9	$37.8 - $40.7	52% - 64%
Adj EBITDA[2]	$93.9	$105.0 - $109.0	12% - 16%
Adj EBITDA Adjustments:			
Income (loss) from continuing operations	24.9	37.8 - 40.7	
Interest (income) expense, net	7.1	0.1	
Tax provision (benefit)	6.2	5.6 - 6.6	
Depreciation	12.6	16.6 – 16.7	
Amortization of intangible assets	19.7	22.4	
Restructuring and other charges	2.0	0.1	
Impairment of long-lived assets	0.0	0.0	
Acquisition and financing costs	2.4	2.4	
Fair value adjustments from purchase accounting	3.7	0.6	
Litigation and settlement expenses	0.1	0.0	
Stock-based and other non-cash compensation expense	15.3	19.4	
Adj EBITDA[2]	$93.9	$105.0 - $109.0	12% - 16%
GAAP EPS	$0.58	$0.79 - $0.85	$0.21 to $0.27
Adjusted EPS[2]	$1.15	$1.29 - $1.35	$0.14 to $0.20

Notes:
(1) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or non-recurring financing-related expenses and an effective tax rate of approximately 35% in the period discussed for periods not reported.
(2) Non-GAAP.

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59 © 2017 Mercury Systems, Inc. Adjusted EPS reconciliation Notes: (1) Numbers shown are in cents. (000's) FY14 FY15 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 FY17 Q1 FY18 Diluted net earnings (loss) per share⁽¹⁾ $ (0.13) $ 0.44 $ 0.08 $ 0.15 $ 0.13 $ 0.19 $ 0.56 $ 0.10 $ 0.13 $ 0.16 $ 0.19 $ 0.58 $ 0.38 Income (loss) from continuing operations $ (4,072) $ 14,429 $ 2,856 $ 5,040 $ 4,357 $ 7,489 $ 19,742 $ 3,819 $ 5,204 $ 7,048 $ 8,804 $ 24,875 $ 17,953 Amortization of intangible assets 7,328 7,008 1,713 1,638 1,754 3,737 8,842 4,602 4,888 4,732 5,458 19,680 5,637 Restructuring and other charges 5,443 3,175 338 221 409 272 1,240 297 69 459 1,127 1,952 95 Impairment of long-lived assets - - - 231 - - 231 - - - - - - Acquisition and financing costs - 451 2,298 25 1,725 653 4,701 553 1,114 569 153 2,389 854 Fair value adjustments from purchase accounting - - - - - 1,384 1,384 2,077 870 270 462 3,679 509 Litigation and settlement expenses - - - - - (1,925) (1,925) - 100 - 17 117 - Stock-based and other non-cash compensation expense 8,999 8,640 2,702 2,392 2,150 2,330 9,574 3,632 4,093 3,715 3,901 15,341 4,696 Impact to income taxes (5,772) (6,733) (3,466) (1,722) (1,979) (2,808) (9,975) (6,085) (4,441) (3,574) (4,501) (18,602) (11,951) Adjusted income from continuing operations $ 11,926 $ 26,970 $ 6,441 $ 7,825 $ 8,416 $ 11,132 $ 33,814 $ 8,895 $ 11,897 $ 13,219 $ 15,421 $ 49,431 $ 17,793 Diluted adjusted net earnings per share ⁽¹⁾ $ 0.37 $ 0.82 $ 0.19 $ 0.23 $ 0.25 $ 0.29 $ 0.96 $ 0.22 $ 0.30 $ 0.29 $ 0.32 $ 1.15 $ 0.37 Weighted-average shares outstanding: Basic 31,000 32,114 32,778 33,120 33,251 37,811 34,241 38,865 39,151 43,773 46,211 41,986 46,504 Diluted 31,729 32,939 33,616 33,831 33,991 38,954 35,097 39,865 39,985 44,814 47,472 43,018 47,489

Adjusted EBITDA reconciliation

(000'S)	FY14	FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	FY16	Q1 FY17	Q2 FY17	Q3 FY17	Q4 FY17	FY17	Q1 FY18
Income (loss) from continuing operations	$ (4,072)	$ 14,429	$ 2,856	$ 5,040	$ 4,357	$ 7,489	$ 19,742	$ 3,819	$ 5,204	$ 7,048	$ 8,804	$ 24,875	$ 17,953
Interest expense (income), net	40	13	(22)	(21)	(36)	1,120	1,041	1,782	1,888	1,756	1,680	7,106	(16)
Tax provision (benefit)	(1,841)	4,366	368	1,433	2,642	1,101	5,544	(1,259)	1,779	3,170	2,503	6,193	(8,381)
Depreciation	7,625	6,332	1,588	1,620	1,565	2,127	6,900	2,718	2,966	3,233	3,672	12,589	3,700
Amortization of intangible assets	7,328	7,008	1,713	1,638	1,754	3,737	8,842	4,602	4,888	4,732	5,458	19,680	5,637
Restructuring and other charges	5,443	3,175	338	221	409	272	1,240	297	69	459	1,127	1,952	95
Impairment of long-lived assets	-	-	-	231	-	-	231	-	-	-	-	-	-
Acquisition and financing costs	-	451	2,298	25	1,725	653	4,701	553	1,114	569	153	2,389	854
Fair value adjustments from purchase accounting	-	-	-	-	-	1,384	1,384	2,077	870	270	462	3,679	509
Litigation and settlement expenses	-	-	-	-	-	(1,925)	(1,925)	-	100	-	17	117	-
Stock-based and other non-cash compensation expense	8,999	8,640	2,702	2,392	2,150	2,330	9,574	3,632	4,093	3,715	3,901	15,341	4,696
Adjusted EBITDA	$ 23,522	$ 44,414	$ 11,841	$ 12,579	$ 14,566	$ 18,288	$ 57,274	$ 18,221	$ 22,971	$ 24,952	$ 27,777	$ 93,921	$ 25,047

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61 © 2017 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Pursuit We have a Design Win with a prime contractor who is bidding to win a program of record, or we are bidding to win content on a program of record that has either already been awarded to a prime contractor or that the prime contractor is also bidding on. Won We have a Design Win with a prime contractor for a program of record, and the prime contractor has won the program and received its contractual award. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EP**	Electronic Protection	**O&M**	Operations & Maintenance
AESA	Active Electronically Scanned Array	**EPAWWS**	Eagle Passive Active Warning Survivability System	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**ES**	Electronic Support	**PBR**	President's Budget Request
AMC	Advanced Microelectronics Center	**ESSM**	Evolved SeaSparrow Missile	**PGK**	Precision Guidance Kit
AMRAAM	Advanced Medium Range Air to Air Missile	**EW**	Electronic Warfare	**PNT**	Precision Navigation & Timing
ATC	Air Traffic Control	**FAB-T**	Family of Beyond Line-of-Sight Terminals	**RDP**	Radar Digital Processor
ATCA	Advanced Telecommunications Architecture	**FC**	Fire Control	**RF**	Radio Frequency
AWACS	Airborne Warning and Control System	**FMS**	Foreign Military Sales	**RoW**	Rest of World
BCA	Budget Control Act	**FMV**	Full Motion Video	**SABR**	Scalable Agile Beam Radar
C2	Command & Control	**G/ATOR**	Ground/Air Task Oriented Radar	**SAR**	Synthetic Aperture Radar
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**HEL**	High Energy Laser	**SBC**	Single Board Computer
CM	Countermeasures	**HPM**	High Power Microwave	**SDB**	Small Diameter Bomb
COTS	Commercial off-the Shelf	**IFF**	Identification Friend or Foe	**SEWIP**	Surface Electronic Warfare Improvement Program
CR	Continuing Resolution	**IMA**	Integrated Microwave Assembly	**SIGINT**	Signals Intelligence
DAL	Design Assurance Level	**LRDR**	Long Range Discrimination Radar	**SIP**	System-in-Package
DEWS	Digital Electronic Warfare System	**LTAMDS**	Lower Tier Air and Missile Defense Sensor	**SIRFC**	Suite of Integrated RF Countermeasures
DRFM	Digital Radio Frequency Memory	**MALD**	Miniature Air Launched Decoy	**SM**	Standard Missile
DSP	Digital Signal Processing	**MHTK**	Miniature Hit-to-Kill	**SSEE**	Ships Signal Exploitation Equipment
EA	Electronic Attack	**MMA**	Multimission Maritime Aircraft	**SWaP**	Size Weight and Power
ECM	Electronic Countermeasures	**MRTT**	Multimission Maritime Aircraft	**THAAD**	Terminal High Altitude Area Defense
EM	Electromagnetic	**MOSA**	Modular Open Systems Architecture	**WAMI**	Wide Area Motion Imagery
EO/IR	Electro-optical / Infrared	**NMT**	Navy Multiband Terminal		

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